UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                     January 31, 2008

Community Capital Bancshares, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Georgia

(State or Other Jurisdiction of Incorporation)

000-25345	58-2413468
(Commission File Number)	(IRS Employer Identification No.)

2815 Meredyth Drive, Albany, Georgia	31707
(Address of Principal Executive Offices)	(Zip Code)

(229) 446-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting

On January 28, 2008, the board of directors of Community Capital Bancshares, Inc. (the “Company”) authorized the executive officers of the Company to provide notice to Nasdaq, pursuant to Rule 12d2-2(c)(2)(ii), of its intent to file a Form 25 to initiate the voluntary delisting of the Company’s common stock from the Nasdaq Stock Market LLC. The Company anticipates that its common stock will be listed on the OTC Bulletin Board after it is delisted from the Nasdaq Stock Market LLC.  On January 31, 2008, the Company issued a press release regarding its intent to withdraw its common stock from listing on the Nasdaq Stock Market LLC and to deregister its stock under sections 12(b), 12(g) and 15(d) of the Securities Exchange Act of 1934  The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01	Financial Statements, Pro Forma Information and Exhibits.

99.1                  Press Release of Community Capital Bancshares, Inc., dated January 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY CAPITAL BANCSHARES, INC.

Dated: January 31, 2008
	By:	/s/ David Baranko
	Name:	David J. Baranko
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Community Capital Bancshares, Inc., dated January 31, 2008.